SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) August 17, 2005

Avatar Systems, Inc.
(Exact name of registrant as specified in its charter)

Texas	000-32925	75-2763037
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5728 LBJ Freeway, Suite 270, Dallas, Texas		75240
(Address of principal executive offices)		(Zip code)

(214) 720-1800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On August 17, 2005, Avatar Systems, Inc. issued a press release announcing its second quarter 2005 operating results.

Item 8.01 Other Events.

On August 17, 2005, Avatar Systems, Inc. issued a press release announcing the completion of the first installation of its new imaging software.

On August 17, 2005, Avatar Systems, Inc. issued a press release announcing its selection by the Metroplex Technology Business Council (MTBC) for the Titan Fast 50 Award.  The Titan Fast 50 recognizes the fifty fastest growing technology companies in the Dallas-Fort Worth area.

EXHIBIT INDEX

Exhibit Number	Exhibit

99.1	Press release dated August 17, 2005
99.2	Press release dated August 17, 2005
99.3	Press release dated August 17, 2005

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVATAR SYSTEMS, INC.

/s/ ROBERT C. SHREVE, JR

Date: August 17, 2005	Robert C. Shreve, Jr.
President, Chief Executive Officer and Chief Financial Officer